UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2005

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16505 SW 72nd Avenue

Portland, Oregon 97224

(503) 684-3731

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 4, 2005, the Compensation Committee of the Board of Directors of FLIR Systems, Inc. (the “Company”) approved the following actions with regard to the compensation of executive officers of the Company:

Annual Incentive Compensation. The Compensation Committee approved annual cash bonus awards earned during 2004 and paid in 2005 for the Company’s executive officers as follows:

Name	Title	Cash Bonus
Earl R. Lewis	Chairman of the Board of Directors, President and Chief Executive Officer	$915,000
Arne Almerfors	Executive Vice President and President, Thermography Division	$200,000
Stephen M. Bailey	Senior Vice President, Finance and Chief Financial Officer	$185,000
James A. Fitzhenry	Senior Vice President, Corporate Operations and Law, Corporate Secretary	$120,000
Denis A. Helm	Senior Vice President, Business Development	$80,000
Daniel L. Manitakos	Senior Vice President and General Manager, Boston Operations	$140,000
Detlev H. Suderow	Senior Vice President, Human Resources	$75,000
William A. Sundermeier	Co-President, Imaging Division	$170,000
Andrew C. Teich	Co-President, Imaging Division	$170,000
Anthony Trunzo	Senior Vice President, Corporate Strategy & Development	$130,000

Stock Option Grants. The Compensation Committee granted the Company’s executive officers options to purchase the Company’s common stock as follows:

Name	Title	Shares Underlying Stock Options
Earl R. Lewis	Chairman of the Board of Directors, President and Chief Executive Officer	400,000
Arne Almerfors	Executive Vice President and President, Thermography Division	80,000
Stephen M. Bailey	Senior Vice President, Finance and Chief Financial Officer	75,000
James A. Fitzhenry	Senior Vice President, Corporate Operations and Law, Corporate Secretary	40,000
Denis A. Helm	Senior Vice President, Business Development	35,000
Daniel L. Manitakos	Senior Vice President and General Manager, Boston Operations	40,000
Detlev H. Suderow	Senior Vice President, Human Resources	25,000
William A. Sundermeier	Co-President, Imaging Division	75,000
Andrew C. Teich	Co-President, Imaging Division	75,000
Anthony Trunzo	Senior Vice President, Corporate Strategy & Development	60,000

All of the option grants described above were made pursuant to the Company’s 2002 Stock Incentive Plan, which has been approved by the Company’s shareholders. All of the options were granted at an exercise price of $36.11, a 15 percent premium to the closing price of the common stock on the date of grant. All of the options have a term of ten years and were fully vested on the date of grant. The options were granted pursuant to the FLIR Systems, Inc. 2002 Stock Incentive Plan Stock Option Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

10.1	FLIR Systems, Inc. 2002 Stock Incentive Plan Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 10, 2005.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Stephen M. Bailey
Stephen M. Bailey
Sr. Vice President, Finance and
Chief Financial Officer